Exhibit 4.2

BIOGEN INC.,

as Issuer

and

U.S. Bank Trust Company, National Association,

as Trustee

Fourth Supplemental Indenture

Dated as of May 12, 2025

i

FOURTH SUPPLEMENTAL INDENTURE

SUPPLEMENTAL INDENTURE (this “Fourth Supplemental Indenture”), dated as of May 12, 2025, between BIOGEN INC., a Delaware corporation (the “Company”), and U.S. Bank Trust Company, National Association, a national association (as successor in interest to U.S. Bank National Association), as Trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of September 15, 2015 (the “Base Indenture”, and as supplemented by this Fourth Supplemental Indenture, the “Indenture”), to provide for the issuance by the Company from time to time of Securities to be issued in one or more Series as provided in the Base Indenture;

WHEREAS, the issuance and sale of $400,000,000 aggregate principal amount of a new Series of the Securities of the Company designated as its 5.050% Senior Notes due 2031 (the “Notes due 2031”), $650,000,000 aggregate principal amount of a new Series of the Securities of the Company designated as its 5.750% Senior Notes due 2035 (the “Notes due 2035”) and $700,000,000 aggregate principal amount of a new Series of the Securities of the Company designated as its 6.450% Senior Notes due 2055 (the “Notes due 2055” and, collectively with the Notes due 2031 and the Notes due 2035, the “Notes”) have been authorized by resolutions adopted by the Board of Directors of the Company;

WHEREAS, the Company desires to issue and sell $1,750,000,000 aggregate principal amount of the Notes on the date hereof;

WHEREAS, Sections 2.2 and 8.1 of the Base Indenture provide that the Company, when authorized by a Board Resolution, and the Trustee may amend or supplement the Base Indenture to provide for the issuance of and to establish the form or terms and conditions of Securities of any Series as permitted by the Base Indenture;

WHEREAS, the Company desires to establish the form, terms and conditions of the Notes; and

WHEREAS, all things necessary to make this Fourth Supplemental Indenture a valid supplement to the Base Indenture according to its terms and the terms of the Base Indenture have been done;

NOW, THEREFORE, for and in consideration of the premises stated herein and the purchase of the Notes by the Holders thereof, the parties hereto hereby enter into this Fourth Supplemental Indenture, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE I

DEFINITIONS SECTION

Section 1.1. Certain Terms Defined in the Base Indenture.

For purposes of this Fourth Supplemental Indenture, all capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Base Indenture, as amended hereby.

Section 1.2. Definitions.

For the benefit of the Holders of the Notes, Section 1.1 of the Base Indenture shall be amended by adding the following new definitions:

“Attributable Debt” means, with respect to a Sale and Leaseback Transaction, an amount equal to the lesser of (1) the fair market value of the property (as determined in good faith by the Company’s board of directors); and (2) the present value of the total net amount of rent payments to be made under the lease during its remaining term, discounted at the rate of interest set forth or implicit in the terms of the lease, compounded semi-annually. The calculation of the present value of the total net amount of rent payments is subject to adjustments specified in the indenture.

“Base Indenture” has the meaning provided in the recitals of this Fourth Supplemental Indenture.

“Change of Control” means the occurrence of any of the following: (1) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as such term is used in Section 13(d) of the Exchange Act) (other than the Company or one of its Subsidiaries) becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the Voting Stock of the Company or other Voting Stock into which the Voting Stock of the Company is reclassified, consolidated, exchanged or changed, measured by voting power rather than number of shares; provided, however, that a Person shall not be deemed beneficial owner of, or to own beneficially, (A) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates until such tendered securities are accepted for purchase or exchange thereunder, or (B) any securities if such beneficial ownership (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D (or any successor schedule) under the Exchange Act; (2) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or more series of related transactions, of all or substantially all of the assets of the Company and the assets of its Subsidiaries, taken as a whole, to one or more “persons” (as such term is used in Section 13(d) of the Exchange Act) (other than to the Company or one of its Subsidiaries) (a “Transferee”), provided, however, that none of the circumstances in this clause (2) will be a Change of Control if the Persons that beneficially own the Company’s Voting Stock immediately prior to the transaction own, directly or indirectly, shares representing a majority of the total Voting Stock as measured by voting power rather than number of shares of the Transferee; (3) the Company consolidates with, or merges with or into, any “person” (as such term is used in Section 13(d) of the Exchange Act) or any such Person consolidates with, or merges with or into, the Company, in either case, pursuant to a transaction in which any of the Company’s outstanding Voting Stock or the Voting Stock of such other Person is converted into or exchanged for cash, securities or other property, other than pursuant to a transaction in which shares of the Company’s Voting Stock outstanding immediately prior to the transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving Person immediately after giving effect to such transaction; or (4) the adoption of a plan relating to the Company’s liquidation or dissolution.

“Change of Control Triggering Event” means the occurrence of both a Change of Control and a Rating Event.

“Company” has the meaning provided in the preamble.

“Consolidated Total Assets” means, with respect to any Person as of any date, the amount of total assets as shown on the consolidated balance sheet of such Person for the most recent fiscal quarter for which financial statements have been filed with the Securities and Exchange Commission, prepared in accordance with accounting principles generally accepted in the United States.

“Fitch” means Fitch Inc., or any successor thereto.

“Global Notes” means, individually and collectively, each of the Notes in the form of Global Securities issued to DTC or its nominee, substantially in the form of Exhibits A, B and C.

“Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent) by Moody’s and BBB- (or the equivalent) by S&P or Fitch, and the equivalent investment grade credit rating from any additional rating agency or Rating Agencies selected by the Company.

“Lien” means any pledge, mortgage, lien, encumbrance or other security interest.

“Moody’s” means Moody’s Investors Service, Inc. or any successor thereto.

“Par Call Date” means (1) with respect to the Notes due 2031, December 15, 2030 (one month prior to the maturity date of the Notes due 2031), (2) with respect to the Notes due 2035, February 15, 2035 (three months prior to the maturity date of the Notes due 2035) and (3) with respect to the Notes due 2055, November 15, 2054 (six months prior to the maturity date of the Notes due 2055).

“Principal Property” means (1) any manufacturing facility, together with the land upon which it is erected and fixtures comprising a part thereof, owned or leased by the Company or any Subsidiary and located within the continental United States and having a net book value which, on the date the determination as to whether a property is a Principal Property is being made, exceeds 1% of the Company’s Consolidated Total Assets other than any such facility or a portion thereof which the Company’s board of directors determines in good faith, at any time on or prior to such date, is not of material importance to the total business conducted, or assets owned, by the Company and its Subsidiaries as an entirety or (2) any shares of stock or Indebtedness of any Subsidiary owning a Principal Property.

“Rating Agencies” means (1) each of Fitch, Moody’s and S&P and (2) if any of Fitch, Moody’s and S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the control of the Company, a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act selected by the Company (as certified by a resolution of the Board of Directors of the Company) and which is reasonably acceptable to the Trustee as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“Rating Event” means with respect to any Series of Notes, the rating on such Notes is lowered by at least two of the three Rating Agencies and such Notes are rated below an Investment Grade Rating by at least two of the three Rating Agencies, on any day during the period commencing on the earlier of the date of the first public notice of the occurrence of a Change of Control or the Company’s intention to effect a Change of Control and ending 60 days following consummation of such Change of Control (which period will be extended so long as the rating of the applicable Series of Notes is under publicly announced consideration for a possible downgrade by any of the Rating Agencies).

“Sale and Leaseback Transaction” means any arrangement with any Person providing for the leasing by the Company or any Subsidiary of the Company of any property that has been or is to be sold or transferred by the Company or such Subsidiary, as the case may be, to such Person.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” of any Person means (1) a corporation, a majority of the outstanding Voting Stock of which is, at the time, directly or indirectly, owned by such Person by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries thereof or (2) any other Person (other than a corporation), including, without limitation, a partnership or joint venture, in which such Person, one or more Subsidiaries thereof or such Person and one or more Subsidiaries thereof, directly or indirectly, at the date of determination thereof, has at least majority ownership interest entitled to vote in the election of directors, managers or trustees thereof (or other Person performing similar functions).

“S&P” means Standard & Poor’s Rating Services, a Standard & Poor’s Financial Services LLC business, or any successor thereto.

“Treasury Rate” means, with respect to any redemption date, the yield determined by the Company (or its designee) in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company or its designee (which shall not be the Trustee) after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company or its designee will select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields—one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life—and will interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 will be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 TCM is no longer published, the Company or its designee shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date the Company or its designee will select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, then the Company or its designee shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

“Voting Stock” means, with respect to any specified “person” (as that term is used in Section 13(d) of the Exchange Act) as of any date, the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

ARTICLE II

FORM AND TERMS OF THE NOTES

Section 2.1. Form and Dating.

The Notes due 2031 and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit A attached hereto. The Notes due 2035 and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit B attached hereto. The Notes due 2055 and the Trustee’s certificate of authentication shall be substantially in the form of Exhibit C attached hereto. The Notes shall be executed on behalf of the Company by an Officer of the Company. The Notes may have notations, legends or endorsements required by law, stock exchange rules or usage. Each Note shall be dated the date of its authentication. The Notes and any beneficial interest in the Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The terms and notations contained in the Notes shall constitute, and are hereby expressly made, a part of the Base Indenture as supplemented by this Fourth Supplemental Indenture and the Company and the Trustee, by their execution and delivery of this Fourth Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

(a) Global Notes. The Notes of each Series designated herein shall be issued initially in the form of one or more fully registered Global Securities, which shall be deposited on behalf of the purchasers of the Notes represented thereby with The Depository Trust Company, New York, New York (“DTC”) and registered in the name of Cede & Co., DTC’s nominee, duly executed by the Company, authenticated by the Trustee and with guarantees endorsed thereon as hereinafter provided. The aggregate principal amount of outstanding Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and DTC or its nominee as hereinafter provided.

The Global Notes may not be transferred except by DTC, in whole and not in part, to another nominee of DTC or to a successor of DTC or its nominee. If at any time DTC for the Notes notifies the Company that DTC is unwilling to continue as the depositary for the Global Notes or ceases to be a clearing agency, or if the Company so elects or if there is an Event of Default under the Notes, then the Company shall execute, and the Trustee shall, upon receipt of a Company Order for authentication, authenticate and deliver, Definitive Notes in an aggregate principal amount equal to the principal amount of the Global Notes in exchange for such Global Note, which DTC will distribute to its participants.

(b) Book-Entry Provisions. This Section 2.1(b) shall apply only to the Global Notes deposited with or on behalf of DTC.

The Company shall execute and the Trustee shall, in accordance with this Section 2.1(b), authenticate and deliver the Global Notes that shall be registered in the name of DTC or the nominee of DTC and shall be delivered by the Trustee to DTC or pursuant to DTC’s instructions.

Depositary participants shall have no rights either under the Indenture or with respect to any Global Notes held on their behalf by DTC or under such Global Notes. DTC shall be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Note for all purposes under the Indenture. Notwithstanding the foregoing, nothing herein shall prevent the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and the depositary participants, the operation of customary practices of such DTC governing the exercise of the rights of an owner of a beneficial interest in the Global Notes.

(c) Definitive Notes. Notes issued in certificated form shall be substantially in the form of Exhibit A, Exhibit B or Exhibit C, as applicable, attached hereto, but without including the text referred to therein as applying only to Global Notes. Except as provided above in Section 2.1(a), owners of beneficial interests in the Global Notes will not be entitled to receive physical delivery of certificated Notes.

(d) Transfer and Exchange of the Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through DTC, in accordance with the Indenture and the procedures of DTC therefor. Beneficial interests in the Global Notes may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the Global Notes.

(e) Paying Agent. The Company appoints the Trustee as the initial agent of the Company for the payment of the principal of (and premium, if any) and interest on the Notes and the Corporate Trust Office of the Trustee in St. Paul, Minnesota, be and hereby is, designated as the office or agency where the Notes may be presented for payment and where notices to or demands upon the Company in respect of the Notes and the Indenture pursuant to which the Notes are to be issued may be served.

Section 2.2. Terms of the Notes.

The following terms relating to the Notes are hereby established:

(a) Title. The Notes due 2031 shall constitute a Series of Securities having the title “5.050% Senior Notes due 2031”, the Notes due 2035 shall constitute a separate Series of Securities having the title “5.750% Senior Notes due 2035” and the Notes due 2055 shall constitute a separate Series of Securities having the title “6.450% Senior Notes due 2055”.

(b) Principal Amount. The aggregate principal amount of the Notes due 2031 that may be initially authenticated and delivered under the Indenture (except for Notes due 2031 authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes due 2031 pursuant to Sections 2.7, 2.8, 2.11, 3.6 or 8.5 of the Base Indenture) shall be $400,000,000. The aggregate principal amount of the Notes due 2035 that may be initially authenticated and delivered under the Indenture (except for Notes due 2035 authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes due 2035 pursuant to Sections 2.7, 2.8, 2.11, 3.6 or 8.5 of the Base Indenture) shall be $650,000,000. The aggregate principal amount of the Notes due 2055 that may be initially authenticated and delivered under the Indenture (except for Notes due 2055 authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes due 2055 pursuant to Sections 2.7, 2.8, 2.11, 3.6 or 8.5 of the Base Indenture) shall be $700,000,000. The Company may from time to time, without the consent of the Holders of Notes of any Series, issue additional Notes (in any such case “Additional Notes”) of any Series having the same ranking and the same interest rate, maturity and other terms as the Notes of that Series. Any additional Notes of a Series and the existing Notes of that Series will constitute a single Series under the Indenture and all references to the relevant Notes shall include the Additional Notes unless the context otherwise requires; provided, that if the Additional Notes of any Series are not fungible with the Notes of such Series for U.S. federal income tax purposes, the Additional Notes will have a separate CUSIP number.

(c) Issuance Price. The Notes due 2031 shall be issued at a price to the public of 99.981% of the principal amount of such Series, the Notes due 2035 shall be issued at a price to the public of 99.924% of the principal amount of such Series and the Notes due 2055 shall be issued at a price to the public of 99.657% of the principal amount of such Series, plus, in each case, accrued interest, if any, from May 12, 2025 to the Original Issue Date (as defined in the Note of the applicable Series).

(d) Maturity Date. The entire outstanding principal of the Notes due 2031 shall be payable on January 15, 2031, the entire outstanding principal of the Notes due 2035 shall be payable on May 15, 2035 and the entire outstanding principal of the Notes due 2055 shall be payable on May 15, 2055.

(e) Interest Rate; Place and Method of Payment. The rate at which the Notes due 2031 shall bear interest shall be 5.050% per annum, the rate at which the Notes due 2035 shall bear interest shall be 5.750% per annum and the rate at which the Notes due 2055 shall bear interest shall be 6.450% per annum; the date from which interest shall accrue on the Notes shall be May 12, 2025, or the most recent Interest Payment Date to which interest has been paid or provided for; the Interest Payment Dates for the Notes due 2031 shall be January 15 and July 15 of each year, beginning January 15, 2026, the Interest Payment Dates for the Notes due 2035 and the Notes due 2055 shall be May 15 and November 15 of each year, beginning on November 15, 2025; the interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will be paid, in immediately available funds, to the Persons in whose names the Notes (or one or more predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 1 or July 1 for the Notes due 2031 and May 1 or November 1 for the Notes due 2035 and the Notes due 2055, as the case may be, next preceding such Interest Payment Date. Any such interest not punctually paid or duly provided for shall forthwith cease to be payable to the respective Holders on such Regular Record Date, and such defaulted interest, may be paid to the Persons in whose names the Notes (or one or more predecessor Securities) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 15 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payment of principal and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest and principal on the Notes may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States.

(f) Optional Redemption. The Notes of each Series are redeemable at the option of the Company on the terms and conditions described in Section 2.3 hereof.

(g) Sinking Fund Obligation. There is no sinking fund obligation.

(h) Mandatory Redemption or Repurchase. The Company shall be required to make an offer to repurchase the Notes of any Series upon the occurrence of a Change of Control Triggering Event related to such Series on the terms and conditions described in Section 2.4 hereof.

(i) Form and Denomination of Notes. The Notes of each Series shall be issued in registered form in the denominations specified in Section 2.1 hereof.

(j) Principal Payable Upon Acceleration. The entire principal amount of, and premium, if any, on all the Notes of any Series then outstanding is payable upon acceleration of such Notes in accordance with Section 6.2 of the Base Indenture.

(k) Currency. The currency of denomination of the Notes is United States Dollars. Payment of principal of and interest and premium, if any, on the Notes will be made in United States Dollars.

(l) Payment Not Made by Reference to Index. Payments of principal of or interest or premium, if any, on the Notes of any Series shall not be determined by reference to any index.

(m) Notes Unsecured. Except as otherwise required pursuant to Section 2.5 hereof, the Notes are not secured by any collateral.

(n) Additional/Different Covenants. In addition to the covenants set forth in the Base Indenture, the Company shall be subject to the obligations set forth in Sections 2.3, 2.4, 2.5, 2.6 and 2.7 hereof.

(o) Modification to Events of Default. There is no addition to, deletion of or change in (i) any Events of Default as applicable to the Notes of any Series as set forth under the Base Indenture or (ii) the right of the Trustee or the requisite Holders of any Series of Notes to declare the principal amount thereof due and payable pursuant to Section 6.2 of the Base Indenture.

(p) Conversion. No Notes of any Series are convertible or exchangeable for shares of common stock or preferred stock of the Company.

(q) Depositories and Agents. The Notes of each Series shall be deposited with The Depository Trust Company, acting as depositary, as described in Section 2.1(a) hereof. The Company appoints the Trustee as initial paying agent for the Notes as described in Section 2.1(e) hereof. There is no interest rate calculation agent, exchange rate calculation agent or other agent with respect to the Notes of any Series other than those appointed herein.

(r) Subordination. The Notes are not subordinated in right of payment to any other unsecured Indebtedness of the Company.

(s) Defeasance. The Notes of any Series are defeasible pursuant to Article 9 of the Base Indenture.

Section 2.3. Optional Redemption.

(a) The provisions of Article 3 of the Base Indenture shall apply to the Notes, except that, solely with respect to the Notes, the third sentence of Section 3.1 of the Base Indenture shall be substituted with the following:

“If a Series of Securities is redeemable and the Company elects to redeem such Securities of a Series, it shall notify the Trustee of the Redemption Date and the principal amount of Securities to be redeemed at least 10 days (unless a shorter notice period shall be satisfactory to the Trustee) before the Redemption Date.”

(b) At any time prior to the applicable Par Call Date, the Notes of the applicable Series will be redeemable, in whole at any time or in part, from time to time, at the Company’s option, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(i) 100% of the principal amount of the Notes to be redeemed, and

(ii) (a) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, assuming that such Notes matured on the applicable Par Call Date, discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points in the case of the Notes due 2031, 25 basis points in the case of the Notes due 2035, and 25 basis points in the case of the Notes due 2055, less (b) interest accrued to, but excluding, the redemption date, plus, in either case, accrued and unpaid interest on the Notes being redeemed to, but excluding, the redemption date.

Calculation of the foregoing will be made by the Company or on the Company’s behalf by such Person as the Company shall designate; provided, however, that such calculation shall not be a duty or obligation of the Trustee.

At any time and from time to time, on and after the applicable Par Call Date, the Company may redeem some or all of the Notes of the applicable Series, at the Company’s option, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to, but excluding, the redemption date. Notwithstanding the foregoing, installments of interest on the Notes that are due and payable on interest payment dates falling on or prior to a redemption date will be payable on such interest payment date to the registered holders as of the close of business on the relevant record date according to the Notes of the applicable Series and the Indenture.

(c) Any redemption or notice of any redemption (including the amount of Notes redeemed and conditions precedent applicable to different amounts of Notes redeemed) may, at the Company’s discretion, be subject to one or more conditions precedent, including, but not limited to, completion of an equity offering, other offering, issuance of indebtedness or other transaction or event. Notice of any redemption in respect thereof may be given prior to the completion thereof and may be partial as a result of only some of the conditions being satisfied.

(d) If such redemption or notice is subject to satisfaction of one or more conditions precedent, such notice shall state that, in the Company’s discretion, the redemption date may be delayed until such time (including more than 60 days after the date the notice of redemption was delivered) as any or all such conditions shall be satisfied (or waived by the Company in its sole discretion), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied (or waived by the Company in its sole discretion) by the redemption date, or by the redemption date so delayed. In addition, the Company may provide in such notice that payment of the redemption price and performance of the Company’s obligations with respect to such redemption may be performed by another person.

(e) Notice of redemption shall be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 10 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

(f) On and after the redemption date for the Notes of any Series, interest will cease to accrue on the Notes of such Series or any portion thereof called for redemption, unless the Company defaults in the payment of the redemption price. On or before the redemption date for the Notes of such Series, the Company will deposit with a Paying Agent, or the Trustee, funds sufficient to pay the redemption price of the Notes and accrued and unpaid interest on such Notes to be redeemed on such date. If less than all of the Notes of a Series are to be redeemed, the Notes of that Series to be redeemed will be selected by DTC in accordance with its standard procedures. If the Notes to be redeemed are not Global Notes then held by DTC, or DTC prescribes no method of selection, the Trustee will select the Notes to be redeemed on a pro rata basis, by lot, or by any other method the Trustee deems fair and appropriate and subject to and otherwise in accordance with the procedures of DTC.

Section 2.4. Repurchase of Notes Upon a Change of Control.

(a) If a Change of Control Triggering Event occurs with respect to the Notes of a Series, unless the Company has exercised its option to redeem the Notes of such Series pursuant to Section 2.3 hereof, the Company will be required to make an offer (the “Change of Control Offer”) to each Holder of the Notes of such Series to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of that Holder’s Notes of such Series on the terms set forth in such Notes. In the Change of Control Offer, the Company will be required to offer payment in cash equal to 101% of the aggregate principal amount of Notes repurchased, plus accrued and unpaid interest, if any, on the Notes repurchased to but not including the date of repurchase (the “Change of Control Payment”). With respect to the Notes of each Series, within 30 days following any Change of Control Triggering Event or, at the Company’s option, prior to any Change of Control, but after public announcement of the transaction that constitutes or may constitute the Change of Control, a notice will be mailed (or otherwise delivered in accordance with the applicable procedures of DTC) to Holders of the Notes of the applicable Series describing the transaction that constitutes or may constitute the Change of Control Triggering Event and offering to repurchase the Notes of such Series on the date specified in the notice, which date will be no earlier than 10 days and no later than 60 days from the date such notice is mailed (or otherwise delivered in accordance with the applicable procedures of DTC) or, if the notice is mailed (or otherwise delivered) prior to the Change of Control, no earlier than 10 days and no later than 60 days from the date on which the Change of Control Triggering Event occurs (the “Change of Control Payment Date”). The notice will, if mailed (or otherwise delivered) prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Triggering Event occurring on or prior to the Change of Control Payment Date.

(b) On the Change of Control Payment Date, the Company shall, to the extent lawful:

(1) accept for payment all Notes or portions of Notes properly tendered pursuant to the Change of Control Offer;

(2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(3) deliver or cause to be delivered to the Trustee the Notes properly accepted together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being repurchased.

(c) The Company shall not be required to make a Change of Control Offer upon the occurrence of a Change of Control Triggering Event if a third party makes such an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by the Company and the third party repurchases all Notes properly tendered and not properly withdrawn under its offer. In addition, the Company shall not repurchase any Notes if there has occurred and is continuing on the Change of Control Payment Date an Event of Default under the Indenture, other than an Event of Default arising as a result of a default in the payment of the Change of Control Payment upon a Change of Control Triggering Event.

(d) The Company shall comply in all material respects with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Triggering Event. To the extent that the provisions of any such securities laws or regulations conflict with the Change of Control Offer provisions of the Notes, the Company shall comply with the applicable securities laws and regulations and shall not be deemed to have breached its obligations under the Change of Control Offer provisions of the Notes by virtue of any such conflict.

Section 2.5. Limitation on Liens.

For the benefit of the Holders of the Notes, a new Section 4.7 shall be added to the Base Indenture as follows:

“Other than as provided in Section 4.9, the Company shall not, and shall not permit any Subsidiaries of the Company to, create or assume any Indebtedness secured by any Lien on any of the Company’s or such Subsidiary’s respective Principal Properties unless the Notes are secured by such Lien equally and ratably with, or prior to, the Indebtedness secured by such Lien. This restriction does not apply to Indebtedness that is secured by (i) Liens existing on the date of the issuance of the Notes; (ii) Liens securing only the Notes; (iii) Liens on property or shares of stock in respect of Indebtedness of a Person existing at the time such Person becomes a Subsidiary of the Company or is merged into or consolidated with, or its assets are acquired by, the Company or any Subsidiary of the Company (provided that such Lien was not incurred in anticipation of such transaction and was in existence prior to such transaction) so long as such Lien does not extend to any other property and the Indebtedness so secured is not increased; (iv) Liens to secure Indebtedness incurred for the purpose of all or any part of a property’s purchase price or cost of construction or additions, repairs, alterations, or other improvements; provided that (1) the principal amount of any Indebtedness secured by such Lien does not exceed 100% of such property’s purchase price or cost, (2) such Lien does not extend to or cover any other property other than the property so purchased, constructed or on which such additions, repairs, alterations or other improvements were so made, and (3) such Lien is incurred prior to or within 270 days after the acquisition of such property or the completion of construction or such additions, repairs, alterations or other improvements and the full operation of such property thereafter; (v) Liens in favor of the United States or any state thereof, or any instrumentality of either, to secure certain payments pursuant to any contract or statute; (vi) Liens for taxes or assessments or other governmental charges or levies which are not overdue for a period exceeding 60 days unless such Liens are being contested in good faith and for which adequate reserves are being maintained, to the extent required by generally accepted accounting principles; (vii) title exceptions, easements, licenses, leases and other similar Liens that are not consensual and that do not materially impair the use of the property subject thereto; (viii) Liens to secure obligations under worker’s compensation laws, unemployment compensation, old-age pensions and other social security benefits or similar legislation; (ix) Liens arising out of legal proceedings, including Liens arising out of judgments or awards; (x) warehousemen’s, materialmen’s, carrier’s, landlord’s and other similar Liens for sums not overdue for a period exceeding 60 days unless such Liens are being contested in good faith and for which adequate reserves are being maintained, to the extent required by generally accepted accounting principles; (xi) Liens incurred to secure the performance of statutory obligations, surety or appeal bonds, performance or return-of-money bonds, insurance, self-insurance or other obligations of a like nature incurred in the ordinary course of business; (xii) Liens that are rights of set-off relating to the establishment of depository relations with banks not given in connection with the issuance of Indebtedness; (xiii) Liens arising out of conditional sale, title retention, consignment or similar arrangements for the sale of goods entered into by the Company or any of its Subsidiaries in the ordinary course of business; (xiv) Liens in favor of the Company or the favor of any of its Subsidiaries; or (xv) Liens to secure any extension, renewal, refinancing or refunding (or successive extensions, renewals, refinancings or refundings), in whole or in part, of any Indebtedness secured by Liens referred to in clauses (i) to (xiv) or Liens created in connection with any amendment, consent or waiver relating to such Indebtedness, so long as such Lien does not extend to any other Principal Property and the Indebtedness so secured does not exceed the fair market value (as determined by the Company’s board of directors) of the assets subject to such Liens at the time of such extension, renewal, refinancing or refunding, or such amendment, consent or waiver, as the case may be.”

Section 2.6. Limitation on Sale and Leaseback Transactions.

For the benefit of the Holders of the Notes, a new Section 4.8 shall be added to the Base Indenture as follows:

“Other than as provided under Section 4.9, the Company shall not, and shall not permit any of its Subsidiaries to, enter into any Sale and Leaseback Transaction with respect to any of the Company’s or such Subsidiary’s respective Principal Properties, the acquisition or completion of construction and commencement of full operations of which has occurred more than 270 days prior thereto, unless (i) such transaction is entered into prior to the first issue date of the Notes; (ii) such transaction is for the sale and leasing back to the Company of any property by one of its Subsidiaries; (iii) the Company or such Subsidiary is entitled to incur Indebtedness secured by a mortgage on the property to be leased in an amount equal to the Attributable Debt with respect to such Sale and Leaseback Transaction without equally and ratably securing the Notes pursuant to the first sentence of Section 4.7; (iv) the lease is for a period not in excess of five years, including renewal rights; or (v) the Company or the Subsidiary, prior to or within 270 days after the sale of such property in connection with the Sale and Leaseback Transaction is completed, applies the net cash proceeds of the sale of the property leased to (1) the retirement of the Notes or debt of the Company ranking equally with the Notes or to the retirement of any debt of a Subsidiary of the Company, or (2) the acquisition of another Principal Property.”

Section 2.7. Exempted Liens and Sale and Leaseback Transactions.

For the benefit of the Holders of the Notes, a new Section 4.9 shall be added to the Base Indenture as follows:

“Notwithstanding the restrictions described under Sections 4.7 or 4.8, the Company or any Subsidiary of the Company may create or assume any Liens or enter into any Sale and Leaseback Transactions not otherwise permitted as described above, if the sum of the following does not exceed 15% of Consolidated Total Assets: (i) the outstanding Indebtedness secured by such Liens (not including any Liens permitted under Section 4.7 which amount does not include any Liens permitted under the provisions of this Section 4.9); plus (ii) all Attributable Debt in respect of such Sale and Leaseback Transaction entered into (not including any Sale and Leaseback Transactions permitted under Section 4.8 which amount does not include any Sale and Leaseback Transactions permitted under the provisions of this Section 4.9), measured, in each case, at the time such Lien is incurred or any such Sale and Leaseback Transaction is entered into by the Company or such Subsidiary of the Company.”

Section 2.8. Other Amendments.

For the benefit of the Holders of the Notes, Section 2.3 of the Base Indenture shall be amended by amending and restating the first paragraph of such Section in its entirety as follows:

“The Securities shall be executed on behalf of the Company by an Officer of the Company. Such signature may be either manual or facsimile.”

ARTICLE III

MISCELLANEOUS

Section 3.1. Trust Indenture Act Controls.

If any provision of this Fourth Supplemental Indenture limits, qualifies or conflicts with another provision which is required to be included in this Fourth Supplemental Indenture by the TIA, the required provision shall control. If any provision of this Fourth Supplemental Indenture modifies or excludes any provision of the TIA which may be so modified or excluded, the latter provision shall be deemed to apply to this Fourth Supplemental Indenture as so modified or to be excluded, as the case may be.

Section 3.2. Governing Law.

This Fourth Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.

Section 3.3. Multiple Counterparts.

The parties may sign multiple counterparts of this Fourth Supplemental Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same Fourth Supplemental Indenture.

Section 3.4. Severability.

Each provision of this Fourth Supplemental Indenture shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Fourth Supplemental Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby and a Holder shall have no claim therefor against any party hereto.

Section 3.5. Ratification.

The Base Indenture, as supplemented and amended by this Fourth Supplemental Indenture, is in all respects ratified and confirmed. The Base Indenture and this Fourth Supplemental Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this Fourth Supplemental Indenture supersede any conflicting provisions included in the Base Indenture unless not permitted by law. The Trustee accepts the trusts created by the Base Indenture, as supplemented by this Fourth Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Base Indenture, as supplemented by this Fourth Supplemental Indenture.

Section 3.6. Effectiveness.

The provisions of this Fourth Supplemental Indenture shall become effective as of the date hereof.

Section 3.7. Notices, Approvals, etc.

Notices, approvals, consents, requests and any communications hereunder must be in writing, provided that any communication sent to the Trustee hereunder must be in the form of a document that is signed manually or by way of a digital signature provided by Adobe or DocuSign (or such other digital signature provider as specified in writing to the Trustee by the authorized representative), in English. The Company agrees to assume all risks arising out of the use of digital signatures and electronic methods to submit communications to the Trustee, including without limitation the risk of the Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Section 3.8. The Trustee.

The Trustee will not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fourth Supplemental Indenture or the Notes or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company. The Trustee will not be accountable for the use or application by the Company of the Notes or the proceeds thereof. In acting hereunder and with respect to the Notes, the rights, privileges, protections, immunities and benefits afforded to the Trustee under the Indenture, including, without limitation, its right to be indemnified, are deemed to be incorporated herein, and will be enforceable by the Trustee hereunder, in each of its capacities hereunder as if set forth herein in full.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed as of the date first above written.

BIOGEN INC.

By:	/s/ Michael Dambach
Name: Michael Dambach
Title: Vice President, Treasurer

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:	/s/ David J. Ganss
Name: David J. Ganss
Title: Vice President

EXHIBIT A

FORM OF 5.050% SENIOR NOTE DUE 2031

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BIOGEN INC.

5.050% Senior Note due 2031

REGISTERED	PRINCIPAL AMOUNT
No. Specimen	$[ ]

CUSIP: [ ]

ISIN: [ ]

Biogen Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[ ] on January 15, 2031 (the “Maturity Date”) (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from May 12, 2025 (the “Original Issue Date”) or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 5.050% per annum, on January 15 and July 15 (each such date, an “Interest Payment Date”), commencing January 15, 2026, until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on January 1 or July 1 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than fifteen days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Place of Payment. Payment of principal, premium, if any, and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest, premium, if any, and principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States.

Time of Payment. In any case where any Interest Payment Date, the Maturity Date or any date fixed for redemption or repayment of the Notes shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, the Maturity Date or the date so fixed for redemption or repayment, and no interest shall accrue in respect of the delay.

General. This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more Series under an indenture, dated as of September 15, 2015 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association) (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a Series of which this Note is a part), as supplemented by a Fourth Supplemental Indenture thereto, dated as of May 12, 2025 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized Series of Securities designated as “5.050% Senior Notes due 2031” (collectively, the “Notes”), initially limited in aggregate principal amount to $400,000,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of the Notes, issue additional Securities (the “Additional Securities”) of this Series having the same ranking and the same interest rate, maturity and other terms as the Notes. Any Additional Securities of this Series and the Notes will constitute a single Series under the Indenture and all references to the Notes shall include the Additional Securities unless the context otherwise requires.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

Sinking Fund. The Notes are not subject to any sinking fund.

Optional Redemption. The Notes will be redeemable, at the option of the Company, at any time in whole or from time to time in part, upon not less than 10 nor more than 60 days’ prior notice, on any date prior to their Maturity Date at a redemption price, calculated pursuant to the Indenture, which includes accrued interest thereon, if any, to, but not including, the Redemption Date. In the case of any partial redemption, selection of the Notes for redemption will be made by DTC in accordance with its standard procedures, or if the Notes to be redeemed are not Global Notes then held by DTC, or DTC prescribes no method of selection, by the Trustee on a pro rata basis, by lot, or by any other method the Trustee deems fair and appropriate and subject to and otherwise in accordance with the procedures of DTC. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

Repurchase upon a Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series. Such amendment may be effected under the Indenture at any time by the Company, and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each Series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of individual Series to waive on behalf of all of the Holders of Securities of such individual Series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this Series, the Holders of not less than 25% in aggregate principal amount of the outstanding Notes shall have made written request, and offered indemnity and/or security, to the Trustee to institute such proceedings as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the Notes maintained by the Registrar upon surrender of this Note for registration of transfer, at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company and/or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and its seal to be hereunto affixed.

Dated: [ ]

BIOGEN INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Series designated and referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Fourth Supplemental Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Dated: [ ]

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,

including postal zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Note on the books of the Trustee, with full power of substitution in the premises.

Dated: ____________________________

____________________________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.

___________________________________ Signature Guarantee

EXHIBIT B

FORM OF 5.750% SENIOR NOTE DUE 2035

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BIOGEN INC.

5.750% Senior Note due 2035

REGISTERED	PRINCIPAL AMOUNT
No. Specimen	$[ ]

CUSIP: [ ]

ISIN: [ ]

Biogen Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[ ] on May 15, 2035 (the “Maturity Date”) (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from May 12, 2025 (the “Original Issue Date”) or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 5.750% per annum, on May 15 and November 15 (each such date, an “Interest Payment Date”), commencing November 15, 2025, until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on May 1 or November 1 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than fifteen days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Place of Payment. Payment of principal, premium, if any, and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest, premium, if any, and principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States.

Time of Payment. In any case where any Interest Payment Date, the Maturity Date or any date fixed for redemption or repayment of the Notes shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, the Maturity Date or the date so fixed for redemption or repayment, and no interest shall accrue in respect of the delay.

General. This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more Series under an indenture, dated as of September 15, 2015 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association) (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a Series of which this Note is a part), as supplemented by a Fourth Supplemental Indenture thereto, dated as of May 12, 2025 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized Series of Securities designated as “5.750% Senior Notes due 2035” (collectively, the “Notes”), initially limited in aggregate principal amount to $650,000,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of the Notes, issue additional Securities (the “Additional Securities”) of this Series having the same ranking and the same interest rate, maturity and other terms as the Notes. Any Additional Securities of this Series and the Notes will constitute a single Series under the Indenture and all references to the Notes shall include the Additional Securities unless the context otherwise requires.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

Sinking Fund. The Notes are not subject to any sinking fund.

Optional Redemption. The Notes will be redeemable, at the option of the Company, at any time in whole or from time to time in part, upon not less than 10 nor more than 60 days’ prior notice, on any date prior to their Maturity Date at a redemption price, calculated pursuant to the Indenture, which includes accrued interest thereon, if any, to, but not including, the Redemption Date. In the case of any partial redemption, selection of the Notes for redemption will be made by DTC in accordance with its standard procedures, or if the Notes to be redeemed are not Global Notes then held by DTC, or DTC prescribes no method of selection, by the Trustee on a pro rata basis, by lot, or by any other method the Trustee deems fair and appropriate and subject to and otherwise in accordance with the procedures of DTC. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

Repurchase upon a Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series. Such amendment may be effected under the Indenture at any time by the Company, and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each Series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of individual Series to waive on behalf of all of the Holders of Securities of such individual Series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this Series, the Holders of not less than 25% in aggregate principal amount of the outstanding Notes shall have made written request, and offered indemnity and/or security, to the Trustee to institute such proceedings as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the Notes maintained by the Registrar upon surrender of this Note for registration of transfer, at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company and/or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and its seal to be hereunto affixed.

Dated: [ ]

BIOGEN INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Series designated and referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Fourth Supplemental Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Dated: [ ]

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,

including postal zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Note on the books of the Trustee, with full power of substitution in the premises.

Dated: ____________________________	_______________________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.

___________________________________ Signature Guarantee

EXHIBIT C

FORM OF 6.450% SENIOR NOTE DUE 2055

THIS NOTE IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), OR A NOMINEE OF DTC. THIS NOTE IS EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN DTC OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC, BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH A SUCCESSOR DEPOSITARY.

UNLESS THIS GLOBAL SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY GLOBAL SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

BIOGEN INC.

6.450% Senior Note due 2055

REGISTERED	PRINCIPAL AMOUNT
No. Specimen	$[ ]

CUSIP: [ ]

ISIN: [ ]

Biogen Inc., a Delaware corporation (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of $[  ] on May 15, 2055 (the “Maturity Date”) (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon from May 12, 2025 (the “Original Issue Date”) or from the most recent Interest Payment Date to which interest has been paid or duly provided for semi-annually at the rate of 6.450% per annum, on May 15 and November 15 (each such date, an “Interest Payment Date”), commencing November 15, 2025, until the principal hereof is paid or made available for payment.

Payment of Interest. The interest so payable, and punctually paid or made available for payment, on any Interest Payment Date, will, as provided in the Indenture, be paid, in immediately available funds, to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on May 1 or November 1 (whether or not a Business Day, as defined in the Indenture), as the case may be, next preceding such Interest Payment Date (the “Regular Record Date”). Any such interest not punctually paid or duly provided for (“Defaulted Interest”) will forthwith cease to be payable to the Holder on such Regular Record Date, and such Defaulted Interest, may be paid to the Person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a special record date (the “Special Record Date”) for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than fifteen days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Place of Payment. Payment of principal, premium, if any, and interest on this Note will be made at the Corporate Trust Office of the Trustee or such other office or agency of the Company as may be designated for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that each installment of interest, premium, if any, and principal on this Note may at the Company’s option be paid in immediately available funds by transfer to an account maintained by the payee located in the United States.

Time of Payment. In any case where any Interest Payment Date, the Maturity Date or any date fixed for redemption or repayment of the Notes shall not be a Business Day, then (notwithstanding any other provision of the Indenture or this Note), payment of principal or interest, if any, need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date, the Maturity Date or the date so fixed for redemption or repayment, and no interest shall accrue in respect of the delay.

General. This Note is one of a duly authorized issue of Securities of the Company, issued and to be issued in one or more Series under an indenture, dated as of September 15, 2015 (the “Base Indenture”), between the Company and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association) (herein called the “Trustee,” which term includes any successor trustee under the Indenture with respect to a Series of which this Note is a part), as supplemented by a Fourth Supplemental Indenture thereto, dated as of May 12, 2025 (the “Fourth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”). Reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities, and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Note is one of a duly authorized Series of Securities designated as “6.450% Senior Notes due 2055” (collectively, the “Notes”), initially limited in aggregate principal amount to $700,000,000.

Further Issuance. The Company may from time to time, without the consent of the Holders of the Notes, issue additional Securities (the “Additional Securities”) of this Series having the same ranking and the same interest rate, maturity and other terms as the Notes. Any Additional Securities of this Series and the Notes will constitute a single Series under the Indenture and all references to the Notes shall include the Additional Securities unless the context otherwise requires.

Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

Sinking Fund. The Notes are not subject to any sinking fund.

Optional Redemption. The Notes will be redeemable, at the option of the Company, at any time in whole or from time to time in part, upon not less than 10 nor more than 60 days’ prior notice, on any date prior to their Maturity Date at a redemption price, calculated pursuant to the Indenture, which includes accrued interest thereon, if any, to, but not including, the Redemption Date. In the case of any partial redemption, selection of the Notes for redemption will be made by DTC in accordance with its standard procedures, or if the Notes to be redeemed are not Global Notes then held by DTC, or DTC prescribes no method of selection, by the Trustee on a pro rata basis, by lot, or by any other method the Trustee deems fair and appropriate and subject to and otherwise in accordance with the procedures of DTC. If any Note is to be redeemed in part only, the notice of redemption relating to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of this Note.

Repurchase upon a Change of Control Triggering Event. Upon the occurrence of a Change of Control Triggering Event with respect to the Notes, the Company shall be required to make an offer to repurchase the Notes on the terms set forth in the Indenture.

Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (a) the entire indebtedness of the Company on this Note and (b) certain restrictive covenants and the related Defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

Modification and Waivers; Obligations of the Company Absolute. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each Series. Such amendment may be effected under the Indenture at any time by the Company, and the Trustee with the consent of the Holders of not less than a majority in aggregate principal amount of the outstanding Notes of each Series affected thereby. The Indenture also contains provisions permitting the Holders of not less than a majority in aggregate principal amount of the Securities at the time outstanding, on behalf of the Holders of all outstanding Securities, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in aggregate principal amount of the outstanding Securities of individual Series to waive on behalf of all of the Holders of Securities of such individual Series certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the time, place, and rate, and in the coin or currency, herein prescribed.

Limitation on Suits. As set forth in, and subject to, the provisions of the Indenture, no Holder of any Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this Series, the Holders of not less than 25% in aggregate principal amount of the outstanding Notes shall have made written request, and offered indemnity and/or security, to the Trustee to institute such proceedings as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the outstanding Notes a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of or interest on this Note on or after the respective due dates expressed herein.

Authorized Denominations. The Notes are issuable only in registered form without coupons in denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the register of the Notes maintained by the Registrar upon surrender of this Note for registration of transfer, at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company and/or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

Defined Terms. All terms used in this Note, which are defined in the Indenture and are not otherwise defined herein, shall have the meanings assigned to them in the Indenture.

Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of New York.

Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and its seal to be hereunto affixed.

Dated: [ ]

BIOGEN INC.

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes of the Series designated and referred to in the within-mentioned Indenture, as such is supplemented by the within-mentioned Fourth Supplemental Indenture.

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

Dated: [ ]

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(Please print or typewrite name and address,

including postal zip code, of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer said Note on the books of the Trustee, with full power of substitution in the premises.

Dated: ____________________________	_______________________________
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within Note in every particular, without alteration or enlargement or any change whatsoever.

___________________________________ Signature Guarantee